                          EXHIBIT INDEX

                                                       Page Number
Exhibit                                               in Sequentially
No.      Description                                   Numbered Copy
- - - -------  -----------                                  ---------------
2.1 Purchase and Sale Agreement, dated as of November 14, 1991, among Sprague Technologies,
         Inc., Sprague Electric Company and Vishay
         Intertechnology, Inc.  Incorporated by
         reference to Exhibit 1 to the Current Report on Form 8-K dated November 14, 1991.

3.1      Certificate of Incorporation of Registrant, as
         amended and Certificate of Amendment of
         Restated Certificate of Incorporation of
         Registrant dated May 18, 1993.                       57

3.2      Amended and Restated Bylaws of Registrant.
         Incorporated by reference to Exhibit 3.2 to
         Registration Statement No. 33-13833 of
         Registrant on Form S-2 under the Securities Act
         of 1933 (the "Form S-2") and Amendment No. 1 to
         Amended and Restated Bylaws of Registrant.          143

10.1     Performance-Based Compensation Plan for Chief
         Executive Officer of Registrant.                    156

10.2 Second Amendment dated as of January 29, 1993 to Amended and Restated Vishay Intertechnology,
         Inc. $170,000,000 Revolving Credit and Term
         Loan Agreement by and among Comerica Bank,
         NationsBank of North Carolina, N.A., Signet
         Bank Maryland, CoreStates Bank, N.A., Bank
         Hapoalim, B.M., Meridian Bank, Bank Leumi le-
         Israel, B.M., Berliner Handels-und Frankfurter
         Bank and ABN AMRO Bank N.V. (collectively, the
         "Banks"), Comerica Bank, as agent for the Banks
         (the "Agent") and Vishay Intertechnology, Inc.
         ("Vishay"), dated as of January 10, 1992.
         Incorporated by reference to Exhibit (10.1) to the Current Report on Form 8-K, dated January
         19, 1993.

10.3 Second Amendment dated as of January 29, 1993 to Amended and Restated Draloric Electronic
         GmbH DM 42,375,000 Revolving Credit and DM
         57,036,000 Term Loan Agreement by and among the Banks, the Agent and Draloric Electronic GmbH
         ("Draloric"), dated as of January 10, 1992.
         Incorporated by reference to Exhibit (10.2) to the Current Report on Form 8-K, dated January
         19, 1993.

                                                       Page Number
Exhibit                                               in Sequentially
No.      Description                                   Numbered Copy
- - - -------  -----------                                  ---------------
10.4 Roederstein DM 104,315,990.20 Term Loan Agree-ment dated as of January 29, 1993 by and among the Banks, the Agent, Draloric and Vishay.
         Incorporated by reference to Exhibit (10.3) to the Current Report on Form 8-K, dated January
         19, 1993.

10.5     Agreement between First International Bank of
         Israel and Vishay Israel Ltd. dated January 28,
         1993.  Incorporated by reference to Exhibit
         (10.4) to the Current Report on Form 8-K, dated
         January 19, 1993.

10.6     Amended and Restated Vishay Intertechnology,
         Inc. $170,000,000 Revolving, Credit and Term
         Loan Agreement by and among Manufacturers Bank,
         N.A., NationsBank of North Carolina, N.A.,
         Signet Bank Maryland, CoreStates Bank, N.A.,
         Bank Hapoalim, B.M., Meridian Bank and Bank
         Leumi le-Israel, B.M. (collectively, the "Prior
         Banks"), the Agent and Vishay, dated as of January 10, 1992. Incorporated by reference to
         Exhibit (10.1) to the Current Report on Form 8-
         K, dated January 10, 1992.

10.7     Amended and Restated Draloric Electronic, GmbH
         DM 42,375,000 Revolving Credit and DM
         57,036,000 Term Loan Agreement by and among the Prior Banks, the Agent and Draloric, dated as of January 10, 1992. Incorporated by reference to Exhibit (10.2) to the Current Report on Form
         8-K, dated January 10, 1992.

10.8     Amended and Restated Guaranty by Vishay to the
         Banks, dated as of January 29, 1993. Incor-porated by reference to Exhibit (10.3) to the Current Report on Form 8-K, dated January 29,
         1993.

10.9     Amended and Restated Guaranty by Dale Holdings,
         Inc., Dale Electronics, Inc., Bradford
         Electronics, Inc., and Measurements Group, Inc.
         to the Banks, dated as of January 29, 1993.
         Incorporated by reference to Exhibit (10.6) to the Current Report on Form 8-K, dated January
         29, 1993.

10.10    Amended and Restated Permitted Borrowers
         Guaranty by Vilna Equities Holding B.V., Visra
         Electronics Financing, B.V., Draloric, E-Sil
         Components, Ltd., Vishay Components (U.K.)
         Limited, Sfernice, S.A., Ultronix, Inc., Techno
         Components Corporation and Ohmtek, Inc. to the
         Banks, dated as of January 29, 1993.
         Incorporated by reference to Exhibit (10.7) to the Current Report on Form 8-K, dated January
         29, 1993.

                                                       Page Number
Exhibit                                               in Sequentially
No.      Description                                   Numbered Copy
- - - -------  -----------                                  ---------------
10.11    Guaranty by Vishay Sprague, Inc., Sprague North
         Adams, Sprague Sanford and Roederstein
         Electronics, Inc. to the Banks, dated January
         29, 1993.  Incorporated by reference to Exhibit
         (10.8) to the Current Report on Form 8-K, dated
         January 29, 1993.

10.12    Guaranty Agreement, dated as of November 29,
         1989 between the Company and Societe Generale,
         New York Branch.  Incorporated by reference to
         Exhibit 10.3 to the Company's Annual Report on
         Form 10-K for December 31, 1989.

10.13    Option Agreement for the Assets of the Resista
         Division of Roederstein by and among Vishay, Mr. Jorg Roederstein, Roederstein
         Spezialfabriken fur Bauelemente der Elektronik und Kondensatoren der Starkstromtechnik GmbH
         ("Roederstein") and Mr. Till Roederstein, dated
         February 18, 1992. Incorporated by reference to Exhibit 10.1 to the Current Report on Form
         8-K, dated February 18, 1992.

10.14    Purchase and Transfer Agreement concerning
         Shares by and among, Mrs. Ute Roederstein, Mrs.
         Cornelia Bodinka, nee Roederstein, Ms. Claudia
         Roederstein, Mr. Jorg Roederstein, Mr. Till
         Roederstein and Vishay dated February 18, 1992.
         Incorporated by reference to Exhibit 10.2_ to the Current Report on Form 8-K, dated February
         18, 1992.

10.15    Notarial Offer for a Purchase and Transfer
         Agreement concerning Shares by Mr. Till
         Roederstein and Vishay Intertechnology, Inc.
         dated February 18, 1992. Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, dated February 18, 1992.

10.16 Fiscal Agency Agreement, dated July 28, 1988, between the Company and Citibank, N.A.
         Incorporated by reference to Exhibit (10(i)) to the Current Report on Form 8-K, dated August
         30, 1988.

10.17    Management Fee Agreement between Dale Holdings,
         Inc. and the Company, dated May 14, 1986.
         Incorporated by reference to Exhibit 10.15 to the Form S-2.

                                                       Page Number
Exhibit                                               in Sequentially
No.      Description                                   Numbered Copy
- - - -------  -----------                                  ---------------
10.18    Employment Agreement, dated as of March 15,
         1985, between the Company and Dr. Felix
         Zandman.  Incorporated by reference to Exhibit
         10.12 to the Form S-2.

10.19    1986 Employee Stock Plan of the Company.
         Incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form S-8
         (No. 33-7850).

10.20    1986 Employee Stock Plan of Dale Electronics,
         Inc. Incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form S-
         8 (No. 33-7851).

10.21    Money Purchase Plan Agreement of Measurements
         Group, Inc.  Incorporated by reference to
         Exhibit 10(a)(6) to Amendment No. 1 to the
         Company's Registration Statement on Form S-7
         (No. 2-69970).

10.22 Distributor Agreement between Nytron Inductors and VSD, Inc. dated as of January 1, 1991.
         Incorporated by reference to the Company's
         Annual Report on Form 10-K for December 31,
         1990.

10.23    Distribution Sales Agreement between Sprague
         Electric Company and Vishay Intertechnology,
         Inc., dated February 14, 1992. Incorporated by reference to Exhibit (10.1) to the Current
         Report on Form 8-K, dated February 14, 1992.

10.24    Sales Representation Agreement between Sprague
         Electric Company and Vishay Intertechnology,
         Inc. dated February 14, 1992. Incorporated by reference to Exhibit (10.2) to the Current
         Report on Form 8-K, dated February 14, 1992.

10.25    Agreement for Transfer of Computer Software
         License Administration Services Agreement between Sprague Electric Company and Vishay
         Intertechnology, Inc., dated February 14, 1992.
         Incorporated by reference to Exhibit (10.3) to the Current Report on Form 8-K, dated February
         14, 1992.

10.26    Lease of Concord Facility, dated February 14,
         1992.  Incorporated by reference to Exhibit
         (10.4) to the Current Report on Form 8-K, dated
         February 14, 1992.

10.27    Sublease of Hudson Facility, dated February 14,
         1992.  Incorporated by reference to Exhibit
         (10.5) to the Current Report on Form 8-K, dated
         February 14, 1992.

                                                       Page Number
Exhibit                                               in Sequentially
No.      Description                                   Numbered Copy
- - - -------  -----------                                  ---------------
10.28    Lease of El Paso Property, dated February 14,
         1992.  Incorporated by reference to Exhibit
         (10.6) to the Current Report on Form 8-K, dated
         February 14, 1992.

10.29    Non-Competition Agreement among Sprague
         Technologies, Inc., Sprague Electric Company and Vishay Intertechnology, Inc., dated
         February 14, 1992. Incorporated by reference to Exhibit (10.7) to the Current Report on Form
         8-K, dated February 14, 1992.

10.30    Agreement between Sprague Technologies, Inc.
         and Vishay Israel, Ltd., dated February 14,
         1992.  Incorporated by reference to Exhibit
         (10.8) to the Current Report on Form 8-K, dated
         February 14, 1992.

11.      Statement regarding Computation of Per Share
         Earnings.                                           160

22.      Subsidiaries of the Registrant.                     161

23.      Consent of Independent Auditors.                    165